ADVISORY AND CONSULTING AGREEMENT

     This Advisory and Consulting Agreement (the "Agreement"), effective as of the 22nd day of January, 1999, by and between SENESCO TECHNOLOGIES, INC., a Delaware corporation having its principal place of business at 34 Chambers Street, Princeton, New Jersey 08542 (the "Company") and PARENTEAU CORPORATION INC., a company duly incorporated under the Canada Business Corporations Act having its principal place of business at 4446 St. Laurent Blvd., Suite 801, Montreal, Quebec (the "Consultant"):

     WHEREAS, the Company is a publicly held company whose common stock (the "Common Stock") is quoted on the National Association of Securities Dealers Electronic Bulletin Board under the symbol "SENO"; and

     WHEREAS, the Company wishes to engage Consultant to assist the Company in conducting financial advisory activities and Consultant wishes to accept such engagement, all upon the terms and subject to the conditions contained in this agreement;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual consideration and promises contained herein and intending to be bound, hereby agree as follows:

     1.    APPOINTMENT.
           -----------

     The Company hereby appoints Consultant, and Consultant agrees to serve as, financial advisory consultant to the Company, all upon the terms, and subject to the conditions of this Agreement. Consultant's appointment shall be non-exclusive.

     2.    TERM.
           ----

     The term of this Agreement shall begin on the date first set forth above and shall continue until the date that is one (1) year from the date of this Agreement, unless earlier terminated by either party hereto pursuant to Paragraph 9 below. This agreement shall be renewed for successive one (1) year periods, provided the Company gives written notice to the Consultant of its intention to renew this Agreement, which notice must be given at least sixty
(60) days prior to the end of the initial term or any renewal term thereof and the Consultant accepts such renewal in writing prior to the end of any such term.

     3.   DUTIES OF CONSULTANT.
          --------------------

     The services to be performed by Consultant shall consist of providing corporate finance, marketing and shareholder relations including assisting the Company in communications with shareholders, analysts, stockbrokers, institutional investors and traders, the various news media and other members of the financial community. Consultant agrees to act in the best interests of the Company at all times.

     Consultant's duties will include:

     (a) arranging interviews with Company management and the financial news media;

     (b) arranging meetings and teleconferences between Company management and analysts, brokers, traders, money managers and other members of the financial community;

     (c) attending industry conferences at the request of the Company and promoting the Company's attendance at such conferences within the financial community;

     (d) such other related duties as shall be mutually agreed upon by the Company and Consultant in furtherance of the purpose of increasing the exposure of the Company in the financial community and enhancing long-term shareholder value.

     4.   SECURITIES LAWS, RULES AND REGULATIONS.
          --------------------------------------

     The Company and Consultant hereby acknowledge that they are aware of their respective duties and obligations under the United States Federal and State securities laws, rules and regulations and Canadian securities laws, rules and regulations including, but not limited to, those laws concerning the dissemination of information and trading on material non-public information. To ensure that these duties and obligations are met, the parties hereto agree that:

     (a) The Company shall provide Consultant with true, accurate and complete copies of all:

          (i)   materials filed by the Company with the United States Securities
     and  Exchange   Commission  (the  "Commission")  and  with  the  securities regulatory authorities of any State or other jurisdiction;

          (ii)  press releases disseminated by the Company;

          (iii) written  communications  by  the   Company  with   shareholders,
     analysts, stockbrokers, money managers, traders or other members of the financial community;


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

         (iv) product and service brochures and marketing or advertising materials prepared by or on behalf of the Company to promote its products and services; and

         (v) news or trade publication articles regarding the Company, its management or its products and services.

     (b) The Company hereby represents and warrants that any materials provided to Consultant pursuant to the terms of this Agreement will be true, accurate and complete and will not contain any materially misleading statements and will not fail to contain any statements necessary to ensure that the statements contained therein are not materially misleading. Any delivery of materials to Consultant hereunder shall constitute a separate ongoing representation and warranty by the Company to this effect. In the absence of notice to the contrary to Consultant pursuant to Paragraph 4(c) below, Consultant shall be entitled to continue to rely upon information provided to Consultant by the Company under this Agreement.

     (c) The Company will notify Consultant of the occurrence of any event that would (1) result in any issuance of securities of the Company (other than the grant of stock options to employees, consultants or directors), (2) involve incurrence of material debt not in the ordinary course of business, (3) otherwise result in any material change in the capitalization of the Company,
(4) materially impair or encumber any substantial portion of its assets, (5) materially affect the business or prospects of the Company or (6) result in any information previously provided to Consultant being misleading or failing to contain information required to make the information contained therein not misleading unless corrected information had been otherwise disclosed by the Company correcting such information or it could be reasonably understood that such information was incorrect. Notwithstanding the foregoing, the Consultant shall not be entitled to rely upon information which Consultant knows, or should know, is inaccurate or misleading.

     (d) Consultant agrees that it will not disclose any information not publicly available regarding the Company nor will Consultant disclose any information to any party that the Company advises Consultant not to disclose and will comply fully with Paragraph 7 concerning confidentiality of information.

     5.   COMPENSATION.
          ------------

     As compensation to the Consultant for the services to be rendered under this Agreement, the Company agrees:

     (a) to issue and deliver to Consultant simultaneously with the execution and delivery of this Agreement, warrants to purchase 100,000 shares of the Company's Common Stock, on a post-Stock Split adjusted basis ("Stock Split" is defined as the two-for-one forward stock split of the Company's Common Stock effective October 25, 1999), which warrants shall be exercisable at a price of $3.50 per share pursuant to the terms of an executed warrant agreement. Such


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

warrants shall vest as follows: 20,000 shares on October 1, 1999, 30,000 shares on September 30, 2000; 30,000 shares on September 30, 2001 and 20,000 shares on December 31, 2001.

     (b) the Company also agrees to reimburse Consultant for any expenses incurred by Consultant in rendering the services contemplated under this Agreement; provided however, the Consultant receives prior written consent from the Company for each such expenditure in excess of $500.

     6.   STATUS AS INDEPENDENT CONTRACTOR.
          --------------------------------

     The parties intend and acknowledge that Consultant is acting as an independent contractor and not as an employee of the Company. The Consultant shall receive no benefits enjoyed by employees of the Company. It is expressly understood and agreed that the Consultant shall have no authority to act, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed expressly by the Company from time to time. Nothing in this Agreement shall be construed to create any partnership, joint venture or similar arrangement between the Company and Consultant or to render either party responsible for any debts or liabilities of the other (except as specifically set forth in Paragraph 8 below). Consultant shall have full discretion in determining the amount of time and activity to be devoted to rendering the services contemplated this Agreement. The Company shall not be responsible for any withholding in respect of taxes or any other deductions in respect of the fees to be paid to Consultant and all such amounts shall be paid without any deduction or withholding, and the Consultant shall be solely responsible for payment of all taxes of any type for any consideration given to Consultant.

     7.   CONFIDENTIALITY.
          ---------------

     (a)  Consultant  acknowledges  that in  connection  with the services to be rendered under this Agreement, Consultant may be provided with Confidential Information of the Company. Consultant agrees at all times during the term of this Agreement and thereafter, to hold in strictest confidence, and not to use, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any Confidential Information of the Company. Consultant understands that "Confidential Information" means any
Company proprietary information, products, services, customer lists and customers, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, financial or other business information disclosed to the Consultant by the Company either directly or indirectly in writing, orally or by observation. Consultant further understands that Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of the Consultant or others who were under confidentiality obligations as to the item or items involved.


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

     (b) The Company acknowledges that Consultant will, in rendering the services to be rendered hereunder, be employing lists and other materials that are proprietary to Consultant. The Company acknowledges that any such materials that are specifically designated in writing to the Company to be proprietary to Consultant will remain the property of Consultant and the Company will treat such materials as confidential information of Consultant and will not disclose or disseminate any such confidential information to any person, firm or other business entity except to those employees, consultants or other independent contractors of the Company or Consultant as shall be necessary or advisable for the carrying out of the purposes of this Agreement and who are under a similar obligation of confidentiality.

     8.   INDEMNIFICATION.
          ---------------

     The Company shall indemnify and hold harmless Consultant from any claims, liabilities, losses, damages or expenses, including legal fees, arising out of or in connection with the services rendered by Consultant pursuant to this Agreement, unless such claims, liabilities, losses, damages or expenses, including legal fees, arise out of the gross negligence, willful misconduct or any violation of law by the Consultant. The Consultant shall indemnify and hold harmless the Company for any claims, liabilities, losses, damages or expenses, including legal fees, arising out of the gross negligence, willful misconduct or any violation of law by the Consultant, unless such claims, liabilities, losses, damages or expenses, including legal fees, arise out of the gross negligence, willful misconduct or any violation of law by the Company.

     9.   TERMINATION.
          -----------

     (a) Notwithstanding anything herein to the contrary, either party may terminate this Agreement at anytime in writing.

     (b) Any termination made herein shall not relieve either party of its obligations under Paragraph 8.

     10.  AMENDMENTS, MODIFICATIONS, WAIVERS, ETC.
          ---------------------------------------

     No amendment or modification to this Agreement, nor any waiver of any term or provision hereof, shall be effective unless it shall be in writing and signed by both parties. No waiver of any term or provision shall be construed as a waiver of any other term or condition of this Agreement, nor shall it be effective as to any other instance unless specifically stated in a writing conforming with the provisions of this Paragraph 10.

     11.  SUCCESSORS AND ASSIGNS.
          ----------------------

     This Agreement shall be enforceable against any successors in interest, if any, to the Company and Consultant. Neither the Company nor Consultant shall assign any of their respective rights or obligations hereunder without the written consent of the other in each instance.


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

     12.  NOTICES.
          -------

     Any notices required or permitted to be given under this Agreement shall be effective one day after sending by overnight delivery to the respective addresses in the recitals to this Agreement unless the address for notice to either party shall have been changed by a notice given in accordance with this Paragraph 12 or immediately upon receipt of notice by e-mail or facsimile transmission.

     13.  GOVERNING LAW.
          -------------

     This Agreement shall be governed by the laws of the State of New Jersey, USA. Any dispute arising out of this Agreement shall be adjudicated in the courts of the State of New Jersey or in the federal courts sitting in the District of New Jersey and each of the Company and Parenteau Corporation, Inc. hereby agrees that service of process upon it by registered mail at its address shown in this Agreement shall be deemed adequate and lawful.


                                 * * * * * *





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


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 19th day of January, 2000.

PARENTEAU CORPORATION INC.                   SENESCO TECHNOLOGIES, INC.


By: /s/ Francois Parenteau                   By: /s/ Steven Katz
   ---------------------------------           ---------------------------------
    Name:  Francois Parenteau                  Name:  Steven Katz
    Title: Chief Executive Officer             Title: President, Chief Operating
                                                      Officer and Treasurer



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